UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 7, 2005

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway
Hillsboro, Oregon  97124

(Address of principal executive offices, including zip code)

(503) 615-9000
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 7, 2005, TriQuint Semiconductor, Inc. (“TriQuint”) is issuing a press release and holding a conference call announcing its financial results for the quarter and year ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  TriQuint is making reference to non-GAAP financial measures in both the press release and the conference call.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.  The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated February 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Raymond A. Link
Raymond A. Link
Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: February 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated February 7, 2005